[MassMutual Financial Group Letterhead Appears Here]

March 9, 2007

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	C.M. Life Variable Life Separate Account I
File No. 811-09020, CIK 0000943863
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), C.M. Life Variable Life Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: AIM Variable Insurance Funds, American Century Variable Portfolios, Inc., American Funds Insurance Series®, DWS Investments VIT Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, MFS® Variable Insurance TrustSM, MML Series Investment Fund, MML Series Investment Fund II, Oppenheimer Variable Account Funds, Oppenheimer Panorama Series Fund, Inc. and T. Rowe Price Equity Series, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following December 31, 2006 annual reports, filed on Form N-CSR, were filed with the Commission via EDGAR on the dates indicated below and are hereby incorporated by reference:

Investment Company	CIK	Date Filed
AIM Variable Insurance Funds	0000896435	2/23/2007
American Century Variable Portfolios, Inc.	0000814680	2/23/2007
American Funds Insurance Series®	0000729528	3/9/2007
DWS Investments VIT Funds	0001006373	2/26/2007
Variable Insurance Products Fund	0000356494	2/26/2007
Variable Insurance Products Fund II	0000831016	2/26/2007
Franklin Templeton Variable Insurance Products Trust	0000837274	3/1/2007
Goldman Sachs Variable Insurance Trust	0001046292	3/2/2007
Janus Aspen Series	0000906185	2/23/2007
MFS® Variable Insurance TrustSM	0000918571	2/28/2007
MML Series Investment Fund	0000067160	3/9/2007
MML Series Investment Fund II	0001317146	3/9/2007
Oppenheimer Variable Account Funds	0000752737	3/1/2007
Oppenheimer Panorama Series Fund, Inc.	0000355411	3/1/2007
T. Rowe Price Equity Series, Inc.	0000918294	2/23/2007

RE:	C.M. Life Variable Life Separate Account I
File	No. 811-09020, CIK 0000943863
Rule	30b2-1 Filing

Please be advised that the binder covers, cover letter and table of contents for Massachusetts Mutual Variable Life Separate Account II are incorporated to this Rule 30b-2-1 filing by reference to Connecticut Mutual Variable Life Separate Account I (CIK 0000922586) filed on March 9, 2007.

Very truly yours,

/s/ JOHN CARLSON
John Carlson
Vice President